EXHIBIT 10.4


                                                                  EXECUTION COPY

                     THIRD AMENDMENT TO THE CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of May 12, 2004 (this "AMENDMENT"), is among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "GUARANTOR"), the subsidiaries of the Guarantor listed on the signature pages hereto (each a "BORROWER" and collectively the "BORROWERS"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), GENERAL ELECTRIC CAPITAL CORPORATION, as successor administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and syndication agent for the Lenders, and the other agents signatories hereto.

     PRELIMINARY STATEMENTS:

     (1) The Guarantor, the Borrowers, the Lenders, the Administrative Agent, and certain other agents have entered into the Third Amended and Restated Credit Agreement dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Guarantor and the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth.

     (3) The Lenders are willing to grant such request of the Guarantor and the Borrowers, but only on the terms and conditions stated below, and the Guarantor, the Borrowers and, subject to such terms and limitations, the Lenders have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendment to Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in section 2 below), as follows:

     (a) Section 5.3 is amended and restated to read in full as follows:

     "In order to compensate the Agents with respect to the Credit Facility, the Borrowers agree to pay General Electric Capital Corporation the fees set forth in the separate fee letter agreement executed by the Company with respect to the Credit Facility dated April 19, 2004."

     (b) Section 7.1(a)(a) is amended and restated to read in full as follows:

     "Deposit Accounts: Securities Accounts (i) Schedule 7.l(a)(a) sets forth all of the Deposit Accounts and all "securities accounts" (as defined in the UCC) of the Company and its Subsidiaries.


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     (ii) Legal, binding and enforceable account control agreements or similar agreements permitting the Administrative Agent to obtain "control" (as such term is now or hereafter defined in the UCC) are in effect for each Deposit Account and "securities account" (as defined in the UCC) of the Company and its Subsidiaries other than the following accounts (the "EXCLUDED ACCOUNTS") so long as the balance in each such account is less than $20,000: (1) Merrill Lynch account number 810-07U38 (stock option clearing account), (2) Merrill Lynch account number 8l0-07Ul5 (purchase card clearing account and (3) Merrill Lynch account number 810-07002 (purchase card clearing account)."

     (c) Section 9.12(e) is amended and restated to read in full as follows:

     "Simultaneously with (i) the opening of any Deposit Account or any "securities account" (as defined in the UCC) by the Company or any of its Subsidiaries or (ii) the balance in any of the Excluded Accounts (as defined in Section 7.1(a)(a)) exceeding $20,000, cause to be executed and delivered to the Administrative Agent in form and substance reasonably satisfactory thereto a control agreement or similar agreement permitting the Administrative Agent to obtain "control" (as such term is now or hereafter defined in the UCC) over such Deposit Account, such "securities account" (as defined in the UCC) or such Excluded Account, as the case may be.

     (d) Section 10.1(a) is amended and restated to read in full as follows:

     "(a) Minimum Available Cash. (i) At any time prior to and including May 10, 2004, permit Available Cash of the Company and its Subsidiaries to be less than $10,000,000 or (ii) at any time from and including May 11, 2004 to and including November 15, 2004, permit Available Cash of the Company and its Subsidiaries to be less than $6,000,000; it being understood and agreed that, notwithstanding any provisions contained in Article XII to the contrary, the failure by the Company and its Subsidiaries to be in compliance with the foregoing amounts of Available Cash at any time during the foregoing periods shall be an immediate Event of Default, and no grace period or notice requirement shall be applicable."

     (e) Section 4.5(c)(vi) is amended by adding the following sentence at the end thereof: "For purposes of clarity, it is understood and agreed that in the event that the Borrowers shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, or upon the sale or other disposition of any of the collateral security provided pursuant to the Security Documents, the provisions of Section 5.5 of this Agreement shall apply."

     (f) Section 15.11 is amended by adding immediately prior to the period at the end of the last paragraph thereof the following: "and notwithstanding any provision of the Loan Documents (including the Intercreditor Agreement) to the contrary, the aggregate principal amount of Debt outstanding under the Credit Agreement shall not exceed $398,875,000 (excluding any capitalized interest) without the prior written consent of the Required Lenders".

     (g) (i) Schedule 7.1(a)(a) is amended and restated to read in full as set forth in Exhibit A attached hereto and (ii) the list of Schedules in the table of contents is amended by


                                       2

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adding thereto after the reference to Schedule 7.1(w) the following: "Schedule
7.l(a)(a) - Deposit Accounts; Security Accounts".

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") when, and only when, the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have notified the parties hereto that it has received counterparts of (i) this Amendment executed by the Guarantor, the Borrowers and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the Consent attached to this Amendment executed by each of the Pledgors and each of the Grantors designated therein;

          (b) The Borrowers and Guarantor shall have paid in full any and all accrued fees and expenses of the Administrative Agent in connection with all matters relating to the Credit Agreement (other than the agency fee referred to in Section 4(d)(i) below) and all fees and expenses of counsel and financial advisors to the Administrative Agent invoiced prior to the dated hereof; and

          (c) The Borrowers and the Guarantor shall have provided an additional cash retainer to counsel for the Administrative Agent, Shearman & Sterling LLP, in such amount as has been previously discussed and agreed to.

     SECTION 3. Representations and Warranties of the Borrowers. The Guarantor and each Borrower, respectively, represents and warrants as follows:

          (a) This Amendment has been duly executed and delivered by the Guarantor and the Borrowers. This Amendment and each of the other Loan Documents, as amended hereby, to which the Guarantor or any of the Borrowers is a party are legal, valid and binding obligations of such party, enforceable against such party in accordance with their respective terms.

          (b) (i) The representations and warranties set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct on the Amendment Effective Date as if made on the Amendment Effective Date and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and
     (ii) after giving effect to this Amendment, no Default has occurred and is continuing.

     SECTION 4. Reference to and Effect on the Loan Documents: Etc. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Borrowers and the Guarantor under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

     (d) The Borrowers and the Guarantor jointly and severally agree (i) to pay the agency fee agreed upon in the fee letter referred to in Section 5.3 of the Credit Agreement, as amended by this Amendment, within 15 days after the date hereof, (ii). to promptly pay all reasonable expenses of General Electric Capital Corporation in connection with the preparation, execution and delivery of this Amendment (as well as all outstanding invoices of professionals retained by the Administrative Agent) and all matters related thereto and (iii) to pay within 15 days of receipt thereof all invoices outstanding from time to time of professionals retained by the Administrative Agent.

     (e) It is understood and agreed that following the consummation of a consensual restructuring of the Guarantor and its subsidiaries and after the payment in full of any invoices of counsel to the Administrative Agent in connection with such restructuring and any post-closing invoices of counsel to the Administrative Agent in respect of such restructuring, any amounts remaining on retainer with counsel to the Administrative Agent shall be returned promptly to the Guarantor.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.


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     SECTION 6. Modifications to this Amendment. Any provision of this Amendment may be modified with the written consent of the Borrowers, the Guarantor and the Required Lenders, except for any provision that, pursuant to Section 15.11 of the Credit Agreement, would require the consent of all the Lenders (in which case the written consent of all the Lenders shall be required).

     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK


                    [Remainder of page intentionally blank]




                                       5
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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           BORROWERS:

                           CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                           CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                           CHOICE ONE OF NEW HAMPSHIRE INC.
                           CHOICE ONE COMMUNICATIONS OF OHIO INC.
                           CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                           CHOICE ONE ONLINE INC.
                           CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                           CHOICE ONE COMMUNICATIONS SERVICES INC.
                           US XCHANGE INC.
                           US XCHANGE OF INDIANA, L.L.C.
                           US XCHANGE OF ILLINOIS, L.L.C.
                           US XCHANGE OF WISCONSIN, L.L.C.
                           US XCHANGE OF MICHIGAN, L.L.C.





                               By: /s/ Ajay Sabherwal
                                  ---------------------------
                                  Name:  Ajay Sabherwal
                                  Title: CFO
                                         for each of the entities set forth
                                         above



                               GUARANTOR:

                               CHOICE ONE COMMUNICATIONS INC.

                               By: /s/ Ajay Sabherwal
                                  ---------------------------
                                  Name:  Ajay Sabherwal
                                  Title: CFO

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Administrative Agent, Collateral Agent,
                                Syndication Agent and Lender

                                By: /s/ Robert Stefanowki
                                   ---------------------------
                                   Name: Robert Stefanowki
                                   Title: Duly Authorized Assignee

                                BANK OF AMERICA, N.A., as Lender

                                By: /s/ Sid Bridges
                                   ---------------------------
                                   Name: Sid Bridges
                                   Title: AVP

                                CARGILL FINANCIAL SERVICES
                                INTERNATIONAL INC., as Lender

                                By: /s/ Kelly Schreurs
                                   ---------------------------
                                   Name:  Kelly Schreurs
                                   Title: Controller

                                By: /s/ Mark Guidinger
                                   ---------------------------
                                   Name: Mark Guidinger
                                   Title: Portfolio Manager

                                CREDIT SUISSE FIRST BOSTON, as Lender

                                By: /s/ Joseph Brosnan
                                   ---------------------------
                                   Name: Joseph Brosnan
                                   Title: Vice President

                                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Lender
                                By: DB Services New Jersey, Inc.

                                By: /s/ John Pineiro
                                   ---------------------------
                                   Name: John Pineiro
                                   Title: Director

                                FERNWOOD ASSOCIATES, L.P., as Lender

                                By: /s/ Thomas P. Borger
                                   ---------------------------
                                   Name: Thomas P. Borger
                                   Title: General Partner

                                MERRILL LYNCH CREDIT PRODUCTS, LLC, as
                                Lender

                                By: /s/ Michael Lee
                                   ---------------------------
                                   Name: Michael Lee
                                   Title: Vice President

                                By:
                                   ---------------------------
                                   Name:
                                   Title:

                                MORGAN STANLEY SENIOR FUNDING, INC.,
                                as Documentation Agent and Lender

                                By: /s/ Ian Sandler
                                   ---------------------------
                                   Name: Ian Sandler
                                   Title: Vice President

                                QUANTUM PARTNERSHIP, as Lender

                                By: /s/ Richard D. Holahan, Jr.
                                   -----------------------------
                                   Name: Richard D. Holahan, Jr.
                                   Title: Attorney-in-Fact

                                SCOGGIN CAPITAL MANAGEMENT, LP II, as
                                Lender

                                By: /s/ Craig Effron
                                   -----------------------------
                                   Name: Craig Effron
                                   Title: President

                                STRATEGIC VALUE MASTER FUND, LTD, as
                                Lender

                                By: Strategic Value Partners, L.L.C.

                                By: /s/ Vivianne Hernandez
                                   -----------------------------
                                   Name: Vivianne Hernandez
                                   Title: Authorized Signatory


                                TRIAGE CAPITAL MANAGEMENT, LP, as
                                Lender

                                By: /s/ Jerry Frankel
                                   -----------------------------
                                   Name: Jerry Frankel

                                    CONSENT




                                                        Dated as of May 12, 2004



     Each of the undersigned, as a Grantor and/or Pledgor under the Third Amended and Restated Security Agreement, dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT" and/or the Third Amended and Restated Pledge Agreement, dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "PLEDGE AGREEMENT"), in each case, in favor of the Administrative Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Third Amendment (the "AMENDMENT"), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Security Agreement and the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Security Agreement and the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Security Documents to which such Grantor or such Pledgor, as the case may be, is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                               CHOICE ONE COMMUNICATIONS INC.
                               CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                               CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                               CHOICE ONE OF NEW HAMPSHIRE INC.
                               CHOICE ONE COMMUNICATIONS OF OHIO INC.
                               CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                               CHOICE ONE ONLINE INC.
                               CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                               CHOICE ONE COMMUNICATIONS SERVICES INC.
                               US XCHANGE INC.
                               US XCHANGE OF INDIANA, L.L.C.
                               US XCHANGE OF ILLINOIS, L.L.C
                               US XCHANGE OF WISCONSIN, L.L.C.
                               US XCHANGE OF MICHIGAN, L.L.C.



                                By: /s/ Ajay Sabherwal
                                   ---------------------------
                                   Name: Ajay Sabherwal
                                   Tile: CFO